ANNUAL SHAREHOLDER MEETING April 28, 2008 1

Safe Harbor Statement 3 This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey our current expectations or forecasts of future events. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements in this presentation include, among others, statements relating to: our business and growth strategy, including our acquisition or proposed acquisition of complementary businesses or integration of acquired businesses; other potential product licensing opportunities; the expected time when distribution of products will begin; our intent to acquire a majority interest in Shanghai Rongheng Pharmaceutical Company Limited; our belief that our fully-integrated approach significantly improved sales growth for Propess; our ability to leverage our marketing capabilities with any future distribution capabilities or to drive demand for distributed product or increase market share in the Chinese pharmaceutical marketing and distribution markets; our ability to realize potential synergies and other benefits from Sunstone (Tangshan) Pharmaceutical Co., Ltd.; guidance about our 2008 revenue and net loss; the development of our corporate communications plan; our future financial and operating results; and future financing activities. The words "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements involve known and unknown risks and uncertainties, and other factors that may cause our or our industry's actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of the future about which we cannot be certain. Many factors affect our ability to achieve our objectives, including, among others: delays in entering into, or our inability to enter into, definitive documents to acquire a majority interest in Shanghai Rongheng Pharmaceutical Company Limited; difficulties in acquiring complementary businesses or in integrating acquired businesses; delays in product introduction and marketing or interruptions in supply; a decrease in business from Beijing Wanwei Pharmaceutical Co., Ltd. or Sunstone (Tangshan) Pharmaceutical Co., Ltd.; our inability to compete successfully against new and existing competitors or to leverage our marketing capabilities with any future acquired distribution capabilities; adverse economic, political or social conditions in China; our inability to obtain or renew our GSP certificate to conduct business as a pharmaceutical distributor or to maintain this certificate and permit; our inability to manage our growth effectively; our inability to attract and retain key personnel; our inability to effectively market our services or obtain and maintain arrangements with manufacturers and distributors; our inability to effectively integrate our various business operations; and a slowdown in the Chinese economy; and other factors disclosed in our SEC filings, including the "Risk Factors" sections of such filings. Any of these factors may cause our actual results to differ materially from those implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this presentation will prove to be accurate. In addition, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. We undertake no obligation to update these forward-looking statements, even though our situation may change in the future.

5 Our Corporate Mission BMP Sunstone, a U.S. public company, provides a single source for market evaluation, product registration, marketing, sales and distribution for high value, niche focused Rx and OTC pharmaceutical products in China.

BMP Sunstone: Today and Tomorrow 2007: A Transformative Year Enhanced Team Operational Highlights Financial Results Investor Relations Recent Achievements BMP Sunstone Today Growth Strategy 2008 Goals Questions 7

BMP Sunstone

Enhanced Corporate Structure


BMP Sunstone Corp.
David Gao, CEO
Zhiqiang Han , President
US/China
BMP Sunstone, China
Yanping Zhao
Corp. VP, Chief Rep
(Beijing)
BMP Sunstone, US
Fred Powell
CFO
(Philadelphia)
100%
Beijing Medpharm
Byron Wang
General Manager
(Beijing)
100%
Sunstone Pharma
Zhiqiang Han
General Manager
(Tangshan)
100%
Wanwei Pharma
Yong Guo
General Manager
(Beijing)
63.3%
Rongheng Pharma
Jiangwei Zhou
General Manager
(Shanghai)
20%
Alliance-BMP
David Gao
Board Director
(London)
50%
Guangzhou Pharma
David Gao
Chairman of the Board
(Guangzhou)

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Key Additions to Senior Management Zhiqiang Han, President Founder of Sunstone Prior executive management experience MBA - Dalian University of Technology 11 Yanping Zhao, Vice President VP and Chief Representative, China BioPharmaceutical GM and head of R&D, Hainan Tiger Lily Pharmaceutical Senior positions at Shandong Chia Tai Freda Pharmaceutical, Xian Chia Tai Pharmaceutical Ltd., Ankang Chia Tai Pharmaceutical Ltd.

Key Additions to the Board of Directors Mr. Zhiqiang Han joined Feb., 2008. Founder of Sunstone Prior executive management experience 13 Mr. Zhijun Tong joined Feb., 2008. Co-founder of Sunstone Chairman of Qifa Mr. George Bickerstaff joined April, 2008. Managing Director & Partner, CRT Capital Former CFO of Novartis, IMS, AC Nielsen

15 Enhanced Product Portfolio

17 Our fully-integrated approach significantly improved sales volume immediately. Units Note: Propess was initially licensed to a top three Chinese pharmaceutical distribution organization Propess? Anpo ? BMP Took Over BMP Took Over BMP China: The Proven Difference 2004 2005 2006 2007 2005 2006 2007

19 BMP Sunstone is integrating distribution capabilities in Beijing, Shanghai and Guangzhou through select acquisitions and a JV. Beijing: Wanwei (2005) > 85 employees (including 30 sales reps) > Relationships with all top-tier Beijing hospitals > Relationships with 120 distributors > 400 products Shanghai: Rongheng (expected 1H 2008) > Relationships with all top-tier Shanghai hospitals > Relationships with 30 distributors > 450 products Guangzhou: Alliance Boots partnership GP Corp > Third largest wholesaler in China > Eight distribution facilities > Relationships with 12,000 hospitals & pharmacies Shanghai Guangzhou Beijing Tangshan Solidified Distribution Platform

21 Company Profile Headquarters: Tangshan, Hebei Province Strong financial results and profitable: $42.0 million revenue in 2007 $7.3 million net income in 2007 $35.9 million revenue in 2006 Three nationally recognized brand families: "GoodBaby(r)" - Certified Famous Chinese Brand / Pediatric OTC Granules, Chewables, Syrups "Confort(r)" - Gynecology line of suppositories "Nemei(tm)" - OTC line of Women's Health products (e.g., nutrition, well being) Distribution network of 50k+ retail drug stores (~40% of China) Benefits of This Acquisition Potential synergy with existing & future products Potential for cross promotion between hospitals and retail channel Manufacturing and packaging capabilities (GMP Certified Manufacturing Facility) Profitable operations; strong growth Acquired Sunstone

23 Financial Snapshot Pro Forma 2007 Revenue up 21% to $73.0 million Gross profit up 28% to $33.1 million, a gross margin of 45.4% Adjusted EBITDA up 38% to $7.7 million (EBITDA plus $5.0 million for FAS123R and Stock Based Compensation) Operating income of $4.6 million excl. stock comp and acquisition-related costs FY 2007 Revenue up 28% to $31.0 million Gross margin increased to 13.8% vs 8.0% in the prior year period Operating loss of $10.9 million vs $6.9 million in the prior year period Novartis licensing payment Increased headcount Sarbanes Oxley costs Results include approximately $3.1 million of non-cash expense 2008 Guidance Revenue of $96.0 million Net loss of ~ $3.0 million, or $0.07 per share

25 Pie chart reflects pro forma twelve months through December . 31, 2007 OTC business reflects Sunstone acquisition Operating and net margins increase significantly as revenue mix changes Distribution alone becomes smaller percentage of overall business Sunstone's OTC presence creates sales opportunities for BMP China BMP China sales of Rx products can utilize Sunstone's OTC channels Revenue Mix Shift Drives Profitability

27 Stock Performance BJGP vs Russell 2000 vs China Peers (TTM) * Index of China peer group of AOB, SCR, SSRX, and TCM

BMP Sunstone

Enhanced IR Efforts

Successfully increased buyside exposure

- Buyside target list created
- Investor conferences Company presented at in 2007-2008:
  - UBS, Merrill Lynch, Goldman Sachs, Credit Suisse, ICR Asia, Roth, Brean Murray, Susquehanna
- Upcoming conferences:
  - CIBC/OPCO, Jefferies, Susquehanna, ICR Asia, Brean Murray

Successfully created relationships with sellside analysts

- Hongbo Lu/ Piper Jaffray, Katherine Lu/OPCO, Ding Ding/SIG, Louise Chen/Morgan Stanley, Jerry Tang/Roth, Julie Chen/CRT, Lewis Fan/BM, Shaojing Tong/Metha,

Employee communications improving

- IR 101 meeting scheduled, Corporate communications plan evolving

Media

- Nasdaq Closing Bell event

Website improvement

New IR presentation

ICR
英睿企业沟通和投资者关系公司

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31 Sunstone acquisition completed and name changed MOFCOM approval received for Rongheng acquisition Completed GP Corp. JV Secured licensing agreements with world-renowned companies such as Apotex, KV Pharmaceutical and Novartis BMP Sunstone included in NASDAQ Biotech Index Enhanced senior management team and board of directors Secured additional financing Recent Achievements

33 We are integrating various operations to expand our reach and enhance revenue and profitability. Beijing Shanghai Guangzhou Marketing & distribution in China's most exciting healthcare markets including: Beijing, Shanghai and Guangzhou Commercialization capabilities now in both hospitals and pharmacies Portfolio of more than 85 branded products to market Salesforce covering three channels: Hospital Rx (100+ salespersons) Retail pharmacies (300+ salespersons) Hospital pharmacies (100+ salespersons) JV with Alliance Boots, Europe's leading health/beauty group Tangshan BMP Sunstone Today

Continue to grow the existing business Expand penetration in hospitals covered Increase number of hospitals covered Increase Sunstone product market penetration Expand product portfolio Therapeutic focus on women's health & pediatrics Continue to license drugs from leading pharmaceutical companies Acquisition of compelling product portfolios, both RX and OTC Add additional therapeutic categories Leverage the national distribution network Reciprocal distribution of products between Shanghai, Beijing and Guangzhou Expand in underdeveloped markets (eg. Shanghai retail pharmacies) Utilize GP Corp JV to bring products through Southern China Distribute products through Sunstone's national pharmacy presence Acquisitions Acquisition of OTC companies Acquisition of complementary businesses 35 Growth Strategy

37 2008 Goals Increase revenues and expand gross margins Maintain strict expense control Secure exclusive drug licenses Maximize the synergy between the businesses Improve internal management process for both operation and financial management Identify and secure additional M&A opportunities Continue to enhance shareholder communications

39 Questions

ANNUAL SHAREHOLDER MEETING April 28, 2008 41